SECURITIES AND EXCHANGE COMMISION
                               WASHINGTON DC 20549
                                   FORM 8-K/A

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                          Date of Report: June 5, 2002
                          ----------------------------
                        (Date of earliest event reported)

                     Intrepid Technology & Resources, Inc.
                     -------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

         Idaho                       000-30065                   82-0230842
         -----                       ---------                   ----------
(State of Incorporation)        (Commission File No.)        (I.R.S. Employer
                                                            Identification No.)

501 Broadway Suite 200 Idaho Falls, Idaho 83402
-----------------------------------------------
(Address and Zip Code of the Principal Executive Offices)

Registrant's telephone number including area code: (208) 529-5337

                         Iron Mask Mining Company, Inc.
                         ------------------------------
                    656 Ceders Street, Ponderay, Idaho 83852.
                    -----------------------------------------
                            (Former Name and Address)

Indicate by a check mark whether Registrant (1) has filed all reports required to be filed by Sections 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months, and (2) has been subject to such filing requirements for the past 90 days. YES [X] NO [ ]

                            EXPLANATION OF AMENDMENT

The Registrant, Intrepid Technology and Resources, Inc. ("The Company"), filed an initial report on Form 8-K on April 8, 2002 with the Securities and Exchange Commission. This report amends Item 2 and Item 7., Financial Statements and Exhibits, to include the historical, pro forma, and other required financial statements for the merger of Intrepid Engineering Services Inc. and Western Technology Management Inc.within 75 days of March 25, 2002 the date the initial report on Form 8-K was required to be filed.

Item 7. Financial Statements, Pro-Forma Information and Exhibits

(a) Pro Forma Combined Financial Statements
         Pro Forma Combined Balance Sheet December 31, 2001
         Pro Forma Combined Statement of Operations at December 31, 2001 Notes to Pro Forma Combined Financial Statement

(b) Financial Statements for Intrepid Engineering Services, Inc.
         Report of Independent Auditors
         Balance Sheet as of December 31, 2001 Statement of Operations for December 31, 2001 Statement of Shareholder's Equity for December 31, 2001 Statement of Cash Flows for December 31, 2001 Notes to Financial Statements


These financial statements do not purport to be indicative of the combined results of operations of Iron Mask Mining Company (Iron Mask) and Intrepid Engineering Services, Inc. (Intrepid), that might have occurred had the Intrepid acquisition been completed on such dates, nor are they indicative of future results of operations. Other adjustments may be recorded based upon information to be received in the future and may have a significant impact on total assets, total liabilities, cost of operations, depreciation and amortization, and other expense accounts.

These pro forma adjustments do not reflect possible costs related to regulatory compliance matters, integration or certain abandonment of assets, all of which could result in additional future charges. Any purchase accounting adjustments, or related costs and possible charges arising from the purchase of Intrepid may materially impact the Company's future combined financial position and combined financial results of operations. These pro forma financial statements do not give effect to possible future sales of assets or certain of the operations or to any cost savings or other benefits of the business combination, which may result from the integration of Iron Mask and Intrepid.

The unaudited pro forma combined financial statements should be read in conjunction with the notes to the unaudited pro forma combined financial statements, the historical consolidated financial statements of Iron Mask and related notes as previously filed with the Securities and Exchange Commission and incorporated herein.

Intrepid Engineering Services, Inc. (IES, Inc.), Iron Mask Mining Company, Inc. (IMMC, Inc.) and Intrepid Technology and Resources, Inc. (ITR, Inc.) Pro Forma Balance Sheets and Statement of Operations for June 30, 2001 and December 31, 2001.

Pro Forma                         IES, INC.                 IMMC, Inc.                   ITR, Inc.

Statement of Operations

                                  6/30/01 (Unaudited) 6/30/01      Pro Forma Merger      (Unadited) 6/30/01
                                  ------------------- -------      ----------------      ------------------
                                                                    Adj.
Sales                                     $866,617         $24                            $  866,641

Salary Expenses                           -472,147           0                              -472,147

Subcontracts                              -206,025           0                              -206,025

Operating Expenses                        -121,571     -73,645                              -195,216
                                                                    (5,910,650)
Write down of R&D                                            a                            (5,910,650)


Deperciation  Expenses                      -5,122        -400                                -5,522

Interest Expenses                           -7,041      -2,956                                -9,997

Other income                                -5,481           0b             1                 -5,480
                                            ------           -              -                 ------

Net Income                                 $49,230    ($76,977)      (5,910,649)         ($5,938,396)
                                           =======    =========      ===========         ============


Earning Per Share                            $0.00      ($0.00)                               ($0.13)


Shares outstanding                                   22,187,316                           47,187,317


a. Write down of research and development under section 121.
b.Rounding of $1 to balance.


                                               IES, Inc.           IMMC, Inc                                    ITR, Inc.
Pro Forma Balance Sheet
                                                                                             Pro Forma
                                               6/30/01             Unaudited6/30/01          Adj.               Unaudited6/30/01
                                               -------             ----------------          ----               ----------------
Assets
Current assets:
  Cash                                           45,528.00                    36.00           $        -                  45,564.00
  Investments

  Accounts receivable                           172,260.00                                    $        -                 172,260.00
  Pre-paid expenses

  Milestone a/r                                 230,000.00                                    $        -                 230,000.00
------------------------------------------------------------------------------------------------------------------------------------
  Total current assets                         $447,788.00         $         36.00            $        -             $   447,824.00

Fixed assets:

  Property and equipment                         34,760.00                2,800.00    a       $26,920.00                  64,480.00
  Leasehold improvements
  Equity and other investments                           -                       -                     -                          -
  Less accumulated depreciation                 (11,597.00)                (400.00)                    -                 (11,997.00)
------------------------------------------------------------------------------------------------------------------------------------
  Net fixed assets                             $ 23,163.00         $      2,400.00            $        -             $    52,483.00

Other assets
  Goodwill Flor Rite                             15,895.00                                    $        -                  15,895.00
  Merger Goodwill                                                                      b      $420,258.00                420,258.00
  Lead King, Grant Hartford Load
  Garnet,Paymaster,Am DE.
  Total other assets                                                                                                     436,153.00
------------------------------------------------------------------------------------------------------------------------------------
  Total assets                                 $486,846.00         $      2,436.00            $447,178.00            $   936,460.00
====================================================================================================================================

Liabilities and owner's equity Current liabilities:
  Accounts payable                               18,358.00               47,878.00            $        -                  66,236.00
  Accrued wages                                  27,825.00                       -            $         -                 27,825.00
  Payroll Taxes                                   7,297.00                       -            $         -                  7,297.00
  Interest Payable                                                        2,802.00            $         -                  2,802.00
  Notes Payable                                                          10,344.00            $         -                 10,344.00
  Bank Line of Credit                           146,775.00                       -                                       146,775.00
  Accounts payable Related Parties                                        8,856.00            $         -                  8,856.00
  Other                                             928.00                       -            $         -                    928.00
------------------------------------------------------------------------------------------------------------------------------------
  Total current liabilities                    $201,183.00         $     69,880.00            $         -            $   271,063.00

Long-term liabilities
Deferred Income                                 230,000                       0               $         -            $   230,000.00
  loans payable                                 191,683.00                2,405.00            $         -                194,088.00
------------------------------------------------------------------------------------------------------------------------------------
  Total long-term liabilities                   421,683.00                2,405.00                                   $   424,088.00

Owner's equity
  Common Stock Par value $.005                                          837,091.00   c        $125,000.00                962,091.00
  authorized 100,000,00 shares,
Owner's equity
  Common Stock Par value $0
  authorized 1,000,000 shares,                    9,070.00                           d        $ (9,070.00)                     -
  Issued and outstanding
  Additional Paid in Capital                                            215,936.00   e        $6,241,898.00            6,457,834.0

  Net Income                                     49,231.00              (76,977.00)  f        $(5,910,650.00)         (5,938,396.00)
  Retained Earnings                            (194,321.00)          (1,045,899.00)                                   (1,240,220.00)
------------------------------------------------------------------------------------------------------------------------------------
  Total owner's equity                        $(136,020.00)        $    (69,849.00)           $   205,280.00               (589.00)

Total liabilities                             $ 486,846.00         $      2,436.00            $   447,178.00          $  936,460.00
  and stockholder's Equity                    ======================================================================================


Notes to Pro Forma Adjustments
a. Recognition of additional asset value in Intrepid at merger
b. Merger goodwill attributable to research and development of Intrepid c.Adjustment to commonstock d.Eliminated Intrepid stock through merger e.Additional paid in capital due to the value of the stock of Iron Mask Mining Company at $.25 at the time of the merger.
f.Write down of research and development under section 121

Pro Forma
Statement of                  IES, INC                  IMMC, Inc.
Operations                                                                                      ITR, Inc.
                                                                                Pro Forma
                              12/31/01                 (Unaudited)12/31/2001    Adj.            (Unaudited) 12/31/2001
                              --------                 ---------------------    ----            ----------------------
Sales                               $1,866,191                           $2                     $  1,866,193

Salary Expenses                     -1,069,250                                                    -1,069,250

Subcontracts                          -388,989                                                      -388,989

Operating Expenses                    -294,323                     -329,761                         -624,084

Deperciation  Expenses                  -9,500                         -343                           -9,843

Interest Expenses                      -21,051                       -3,103                          -24,154

Other income                             1,254                                                         1,254
                                         -----                                                         -----
------------------------------------------------------------------------------------------------------------------------------------
Net Income                             $84,332                    ($333,205)                       ($248,873)
====================================================================================================================================

Earning Per Share                        $0.00                       ($0.02)                          ($0.00)

Shares of common stock outstanding                               22,187,316                       77,569,676


Pro Forma
Balance Sheet                      IES, Inc.      IMMC,Inc.                                  ITR, Inc.
                                                                          Pro Forma
                                   12.31.01       (Unaudited)12.31.01     Adj.               (Unaudited)12.31.01
                                   --------       -------------------     ----               -------------------
Assets
Current assets:
  Cash                                 51,115.00    $         96.00         $          -              51,211.00
  Investments

  Accounts receivable                 305,439.00    $          -                                     305,439.00
  Pre-paid expenses                                 $    120,000.00         $          -      $      120,000.00
  Milestone a/r                       100,000.00    $          -                                     100,000.00
------------------------------------------------------------------------------------------------------------------------------------
  Total current assets              $ 456,554.00    $    120,096.00         $          -      $      576,650.00

Fixed assets:
  Property and equipment               51,298.00    $      2,800.00  a      $  26,920.00              81,018.00
  Leasehold improvement
  Equity and other investments

  Less accumulated depreciation       (16,817.00)   $       (743.00)        $          -      $      (17,560.00)
------------------------------------------------------------------------------------------------------------------------------------
  Net fixed assets                  $  34,481.00    $      2,057.00                           $       63,458.00

Other assets

Goodwill merger                                                      b      $ 420,258.00      $      420,258.00
  Goodwill Flor Rite                   15,895.00                                                      15,895.00
  Lead King, Grant Hartford Load                         150,000            $          -             150,000.00
  Garnet,Paymaster,Am DE.                              3,723,456            $          -           3,723,456.00
------------------------------------------------------------------------------------------------------------------------------------
  Total other assets                                $  3,873,456.00                                4,309,609.00
------------------------------------------------------------------------------------------------------------------------------------
  Total assets                      $ 506,930.00    $  3,995,609.00           447,178.00      $    4,949,717.00
===================================================================================================================================

Liabilities and owner's equity Current liabilities:

  Accounts payable                     75,607.00          36,703.00                    -             112,310.00
  Accrued wages                        50,417.00                                                      50,417.00
  Payroll Taxes                        33,484.00                                                      33,484.00
  Interest Payable
  Notes Payable                        56,434.00                                                      56,434.00
  Bank Line of Credit                 199,779.00                                                     199,779.00
  Accured Vacation                     45,311.00                                                      45,311.00
  Accounts payable Related Parties        160.00         150,000.00                    -             150,160.00
  Credit card                           2,435.00                                       -               2,435.00
  Other                                                    2,243.00                    -               2,243.00

  Total current liabilities         $ 463,627.00         188,946                       -        $    652,573.00
Long-term liabilities
Deferred Income                       100,000                                                        100,000
  loans payable                        66,021.00                                                      66,021.00
------------------------------------------------------------------------------------------------------------------------------------
  Total long-term liabilities         166,021.00                                                     166,021.00

Owner's equity
Common Stock Par Value $.005                             985,140.00  c        125,000.00           1,110,140
100,000,000 shares authorized

  Common Stock Par value $0             9,070.00                     d         (9,070.00)                     -
  authorized 1,000,000 shares,
  Issued and outstanding
  Additional Paid in Capital                           4,277,604.00  e      6,241,898.00          10,519,502.00
  Net Income                           84,332.00        (333,205.00)                                (248,873.00)

  Retained Earnings                  (216,120.00)     (1,122,876.00) f     (5,910,650.00)         (7,249,646.00)
------------------------------------------------------------------------------------------------------------------------------------
  Total owner's equity              $(122,718.00)    $ 3,806,663.00       $   447,178.00        $  3,889,225.00

Total liabilities                   $ 506,930.00     $ 3,995,609.00       $            -        $  4,949,717.00
  and stockholders Equity           ================================================================================================


Notes to Pro Forma Adjustments
a. Recognition of additional asset value in Intrepid at merger
b. Merger goodwill attributable to research and development of Intrepid c.Adjustment to commonstock d.Eliminated Intrepid stock through merger e.Additional paid in capital due to the value of the stock of Iron Mask Mining Company at $.25 at the time of the merger. f.Write down of research and development under section 121

                          INDEPENDENT AUDITORS' REPORT


To the Shareholder and Board of Directors
Intrepid Engineering Services, Inc.


We have audited the accompanying balance sheet of Intrepid Engineering Services, Inc. as of December 31, 2001, and the related statements of operations, shareholder's equity and cash flows for the year ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Intrepid Engineering Services, Inc. as of December 31, 2001, and the results of their operations and their cash flows for the year ended December 31, 2001 in conformity with generally accepted accounting principles in the United States of America.


/s/ Balukoff, Lindstrom & Co., P.A.
-----------------------------------
Boise, Idaho
May 31, 2002

                       INTREPID ENGINEERING SERVICES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2001


Note 1.  Summary of Significant Accounting Policies.

Company Operations
------------------

The Company's primary operating activities include mechanical, environmental, civil, electrical and hydro engineering services and project management. The company provides engineering services and project management to the Department of Energy, the Idaho National Engineering and Environmental laboratory and private companies.

Cash equivalents. Cash equivalents are highly liquid investments with maturities of three months or less when acquired.

Revenue  Recognition.   Revenues  are  recognized  as  services  are  performed.

Property and Equipment. Property and equipment are recorded at cost and depreciated on straight-line method over estimated useful lives. Replacements and major repairs of property and equipment are capitalized and retirements are made when the useful life has been exhausted. Minor components and parts are charged to expense as incurred.

Goodwill. The Company purchased Flor-Rite a HVAC company. Part of the acquisition price was allocated to goodwill. Under SFAS 142 "Goodwill and Other Intangible Assets," the Company is not required to amortize goodwill. On an annual basis the Company will evaluate the fair value of the goodwill and will adjust accordingly.

Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements as well as the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

Credit Risk Concentration. Concentrations of credit risk with respect to accounts receivable are believed to be limited due to the number, diversification and character of the obligors and the Company's credit evaluation process. Typically, the Company has not required collateral for such obligations.

Income Taxes
------------

Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due. The Company has a net operating loss carryforward from prior year operations which was offset the current year operations resulting in no income tax expense for the current year. The remaining net operating loss was not recorded as a deferred tax asset since the net operating loss carryforward is not expected to be used as a result of a subsequent merger.

New Accounting Pronouncements.
------------------------------

The Financial Accounting Standards Board has recently issued Statement of Financial Accounting Standards 143"Accounting for Asset Retirement Obligations" 144 "Accounting for the Impairment or Disposal of Long-Lived Assets" and 145 "Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections". Management believes the adoption of these statements will have no material impact on the Company's financial statements.

Note 2  - LONG-TERM OBLIGATIONS

A summary of long-term obligations at December 31, 2001 is as follows:

Note payable to owners of Flo Rite, Inc. in monthly installments of $1,081, including interest at 9 %, due May 31, 2004.  It is unsecured.
                                                                                        $           28,085
Less short term                                                                                     10,888
                                                                                        ------------------
                                                                                        $           17,197
                                                                                        ==================

Maturities on these obligations for each of the next four years at December 31 are as follows:

2002                                                                            $           10,888
2003                                                                                        11,910
2004                                                                                         5,287
                                                                                ------------------
                                                                                $           28,085
                                                                                ==================

NOTE 3 - REVOLVING LINE OF CREDIT

The Company has available for borrowing a line of credit of $200,000 as of December 31, 2001 and of which $199,776 was outstanding at December 31, 2001. The line of credit bears interest at the prime rate plus 2%, expires April 15, 2001. The credit is secured by all business assets and personally guaranteed by the principals of the company.

NOTE 4 - NOTES PAYABLE SHAREHOLDERS

The Company has several notes with shareholders of the Company. These notes are demand notes with an interest rate of 10%.


NOTE 5 - SIGNIFICANT CUSTOMERS AND VENDORS

The Company recorded revenue from services provided to customers that exceeded 10 percent of total revenues as follows:

                                                                                2001
                                                                                ----
BWTX Bechtel Idaho, LLC                                                         $948,571


NOTE 6 - ACQUISITION OF FLO RITE Inc.

On April 25, 2001 the Company purchased Flo Rite, Inc., a HVAC contractor, that specializes in testing HVAC systems. The Company paid $34,000 cash for vehicles and equipment. Of the $34,000 purchase price $15,895 was allocated to goodwill.

NOTE 7 -SUBSEQUENT EVENTS

On March 25, 2002, the Company, acquired Intrepid Engineering Services (Intrepid) and Western Technology and Management, Inc. (Western), pursuant to a Stock Agreement (the "Agreement"). The acquisition was accounted for under the purchase method. The Company issued 3,993,577 shares for the outstanding shares of Intrepid and 21,006,424 shares for the outstanding shares of Western. Pursuant to the Agreement, the Company acquired all of the authorized and issued stock of Intrepid and Western, thereby obtaining ownership of all Intrepid and Western assets and liabilities. The principal assets are cash, accounts receivable, prepaid assets and deposits and goodwill. The Company also assumed the liabilities including accounts payable, notes payable and deferred compensation.  The  purchase  price of  6,250,000  for  Intrepid and Western was allocated to the following assets: $118,089 cash, $439,151 in accounts receivable and $0 of prepaid assets for a subtotal of $557,240 of current assets. Other assets consisted of gross property plan and equipment of $45,229 of shareholder loans and $6,346,802 of goodwill.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           INTREPID TECHNOLOGY & RESOURCES, INC.


                                                           By: /s/ Dennis Keiser
                                                           ---------------------
                                                        Dennis Keiser, President

Date:  June 10, 2002